                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

   [ ]   Preliminary Proxy Statement

   [ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

   [X]   Definitive Proxy Statement

   [ ]   Definitive Additional Materials

   [ ]   Soliciting Material Pursuant to 'SS' 240.14a-12


                       Strategic Global Income Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

   [X]   No fee required.

   [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

         (5) Total fee paid:

         -----------------------------------------------------------------------

   [ ]   Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         -----------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------

         (3) Filing Party:

         -----------------------------------------------------------------------

         (4) Date Filed:

         -----------------------------------------------------------------------

                       STRATEGIC GLOBAL INCOME FUND, INC.

                                 ---------------
                                    NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 20, 2003
                                ---------------

TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Strategic Global Income Fund, Inc. (the "Fund") will be held on March 20, 2003 at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114 for the following purposes:

       (1) To elect twelve (12) directors to serve until the annual meeting of shareholders in 2004, or until their successors are elected and qualified or until they resign or are otherwise removed; and

       (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 17, 2003. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.


                                            By order of the board of directors,



                                            AMY R. DOBERMAN
                                            Secretary

January 31, 2003
51 West 52nd Street
New York, New York 10019-6114




                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN.

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE POSTAGE PAID ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and "FOR" all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund of validating your vote if you fail to sign your proxy card properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

     3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:



REGISTRATION                                            VALID SIGNATURE
------------                                            ---------------
  Corporate Accounts
   (1) ABC Corp. ....................................   ABC Corp.
                                                        John Doe, Treasurer
   (2) ABC Corp. ....................................   John Doe, Treasurer
   (3) ABC Corp. c/o John Doe, Treasurer ............   John Doe
   (4) ABC Corp. Profit Sharing Plan ................   John Doe, Trustee

  Partnership Accounts
   (1) The XYZ Partnership ..........................   Jane B. Smith, Partner
   (2) Smith and Jones, Limited Partnership .........   Jane B. Smith, General Partner

  Trust Accounts
   (1) ABC Trust Account ............................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee u/t/d 12/18/78 ..........   Jane B. Doe

  Custodial or Estate Accounts
   (1) John B. Smith, Cust. f/b/o
       John B. Smith, Jr. UGMA/UTMA .................   John B. Smith
   (2) Estate of John B. Smith ......................   John B. Smith, Jr., Executor

                      STRATEGIC GLOBAL INCOME FUND, INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              ------------------
                                PROXY STATEMENT
                              ------------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 20, 2003

    This proxy statement is furnished to the shareholders of Strategic Global Income Fund, Inc. (the "Fund") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Fund to be held on March 20, 2003, at 10:00 a.m., Eastern time, at 51 West 52nd Street, 16th Floor, New York, New York 10019-6114, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about January 31, 2003.

    A majority of the shares outstanding on January 17, 2003, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies marked WITHHOLD on any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposal 1, for which the required vote is a plurality of the votes cast on the matter.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the twelve nominees for directors named herein and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the annual meeting. You may revoke any proxy card by giving another proxy or by submitting a written notice of revocation to the Fund's Secretary at 51 West 52nd Street, New York, New York 10019-6114. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

    As of the record date, January 17, 2003, the Fund had 18,258,828 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone and oral communications by regular employees of UBS Global Asset Management (US) Inc. ("UBS Global AM") or UBS PaineWebber Inc. ("UBS PaineWebber(SM*)"), who will not receive any compensation therefor from the Fund. Management does not know of any person who owns beneficially 5% or more of the shares of the Fund. Each full share of the Fund outstanding is entitled to one vote, and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote.

----------
* UBS PaineWebber is a service mark of UBS AG.

     UBS Global AM serves as the Fund's investment advisor and administrator. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG. UBS AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS AG operates in many areas of the financial services industry. The principal business offices of UBS Global AM are located at 51 West 52nd Street, New York, New York 10019-6114. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.


     The Fund's annual report containing financial statements for the fiscal year ended November 30, 2002, is being mailed to shareholders concurrently with this proxy statement.


                       PROPOSAL 1. ELECTION OF DIRECTORS


     Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the twelve nominees named in the table below. Each nominee has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified, or until he or she resigns or is otherwise removed. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of all twelve nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.


     Directors, including those who are not "interested persons" of the Fund as that term is defined by the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Directors"), shall be elected by the affirmative vote of the holders of a plurality of the shares of the Fund cast in person or by proxy and entitled to vote thereon, provided a quorum is present. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers (21 persons) beneficially owned any shares of the Fund on December 31, 2002.


     Listed in the table below, for each nominee, is a brief description of the nominee's experience as a director of the Fund and as a director or trustee of other funds, as well as other recent professional experience.



                                                                                        NUMBER OF
                                                                                    PORTFOLIOS IN FUND
                            POSITION(S)    LENGTH OF           PRINCIPAL                 COMPLEX               OTHER
                             HELD WITH       TIME            OCCUPATION(S)               OVERSEEN          DIRECTORSHIPS
  NAME, ADDRESS, AND AGE        FUND        SERVED        DURING PAST 5 YEARS           BY NOMINEE        HELD BY NOMINEE
-------------------------- ------------- ------------ -------------------------- ----------------------- ----------------
INTERESTED DIRECTORS:
Margo N. Alexander*+; 55      Director   Since 1996   Mrs. Alexander is an       Mrs. Alexander is a     None
                                                      executive vice president   director or trustee of
                                                      of UBS PaineWebber         20 investment
                                                      (since March 1984). She    companies
                                                      was chief executive        (consisting of 41
                                                      officer of UBS Global      portfolios) for which
                                                      AM from January 1995       UBS Global AM or
                                                      to October 2000, a         one of its affiliates
                                                      director (from January     serves as investment
                                                      1995 to September          advisor, sub-advisor
                                                      2001) and chairman         or manager.
                                                      (from March 1999 to
                                                      September 2001).

                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN FUND
                               POSITION(S)    LENGTH OF           PRINCIPAL                   COMPLEX                  OTHER
                                HELD WITH       TIME            OCCUPATION(S)                OVERSEEN              DIRECTORSHIPS
    NAME, ADDRESS, AND AGE         FUND        SERVED        DURING PAST 5 YEARS            BY NOMINEE            HELD BY NOMINEE
----------------------------- ------------- ------------ --------------------------- ------------------------ ----------------------
E. Garrett Bewkes, Jr.*+; 76     Director   Since 1992   Mr. Bewkes serves as a      Mr. Bewkes is a          Mr. Bewkes is also a
                                   and                   consultant to UBS           director or trustee of   director of Interstate
                              Chairman of                PaineWebber (since          34 investment            Bakeries
                                   the                   May 1999). Prior to         companies                Corporation.
                                 Board of                November 2000, he was       (consisting of 55
                                Directors                a director of Paine         portfolios) for which
                                                         Webber Group Inc.           UBS Global AM or
                                                         ("PW Group," formerly       one of its affiliates
                                                         the holding company of      serves as investment
                                                         UBS PaineWebber and         advisor, sub-advisor
                                                         UBS Global AM) and          or manager.
                                                         prior to 1996, he was a
                                                         consultant to PW
                                                         Group. Prior to 1988, he
                                                         was chairman of the
                                                         board, president and
                                                         chief executive officer of
                                                         American Bakeries
                                                         Company.



INDEPENDENT DIRECTORS:

Richard Q. Armstrong; 67      Director      Since 1996   Mr. Armstrong is            Mr. Armstrong is a       Mr. Armstrong is
R.Q.A. Enterprises                                       chairman and principal      director or trustee of   also a director of
One Old Church Road --                                   of R.Q.A. Enterprises       20 investment            AlFresh Beverages
Unit # 6                                                 (management consulting      companies                Canada, Inc. (a
Greenwich, CT 06830                                      firm) (since April 1991     (consisting of 41        Canadian Beverage
                                                         and principal occupation    portfolios) for which    subsidiary of AlFresh
                                                         since March 1995).          UBS Global AM or         Foods Inc.) (since
                                                         Mr. Armstrong was           one of its affiliates    October 2000).
                                                         chairman of the board,      serves as investment
                                                         chief executive officer     advisor, sub-advisor
                                                         and co-owner of             or manager.
                                                         Adirondack Beverages
                                                         (producer and
                                                         distributor of soft drinks
                                                         and sparkling/still
                                                         waters) (from October
                                                         1993 to March 1995).
                                                         He was a partner of The
                                                         New England
                                                         Consulting Group
                                                         (management consulting
                                                         firm) (from December
                                                         1992 to September
                                                         1993). He was managing
                                                         director of LVMH U.S.
                                                         Corporation (U.S.
                                                         subsidiary of the French
                                                         luxury goods
                                                         conglomerate, Louis
                                                         Vuitton Moet Hennessey
                                                         Corporation) (from 1987
                                                         to 1991) and chairman
                                                         of its wine and spirits
                                                         subsidiary, Schieffelin &
                                                         Somerset Company
                                                         (from 1987 to 1991).


                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN FUND
                               POSITION(S)    LENGTH OF           PRINCIPAL                   COMPLEX                  OTHER
                                HELD WITH       TIME            OCCUPATION(S)                OVERSEEN              DIRECTORSHIPS
    NAME, ADDRESS, AND AGE        FUND         SERVED        DURING PAST 5 YEARS            BY NOMINEE            HELD BY NOMINEE
----------------------------  ------------- ------------ --------------------------- ------------------------ ----------------------
David J. Beaubien; 68           Director    Since 2001   Mr. Beaubien is             Mr. Beaubien is a        Mr. Beaubien is also
101 Industrial Road                                      chairman of Yankee          director or trustee of   a director of IEC
Turners Falls, MA 01376                                  Environmental Systems,      20 investment            Electronics, Inc., a
                                                         Inc., a manufacturer of     companies                manufacturer of
                                                         meteorological              (consisting of 41        electronic
                                                         measuring systems. Prior    portfolios) for which    assemblies.
                                                         to January 1991, he was     UBS Global AM or
                                                         senior vice president of    one of its affiliates
                                                         EG&G, Inc., a company       serves as investment
                                                         which makes and             advisor, sub-advisor
                                                         provides a variety of       or manager.
                                                         scientific and technically
                                                         oriented products and
                                                         services. From 1985 to
                                                         January 1995, Mr.
                                                         Beaubien served as a
                                                         director or trustee on
                                                         the boards of the
                                                         Kidder, Peabody & Co.
                                                         Incorporated mutual
                                                         funds.

Richard R. Burt; 55             Director   Since 1996    Mr. Burt is chairman of     Mr. Burt is a            Mr. Burt is also a
1275 Pennsylvania Ave., N.W.                             Diligence LLC               director or trustee of   director of Hollinger
Washington, D.C. 20004                                   (international              20 investment            International Inc.
                                                         information and security    companies                (publishing), HCL
                                                         firm) and IEP Advisors      (consisting of 41        Technologies, Ltd.,
                                                         (international              portfolios) for which    The Central European
                                                         investments and             UBS Global AM or         Fund, Inc., The
                                                         consulting firm). He was    one of its affiliates    Germany Fund, Inc.,
                                                         the chief negotiator in     serves as investment     IGT, Inc. (provides
                                                         the Strategic Arms          advisor, sub-advisor     technology to gaming
                                                         Reduction Talks with        or manager.              and wagering
                                                         the former Soviet Union                              industry) and
                                                         (from 1989 to 1991) and                              chairman of Weirton
                                                         the U.S. Ambassador to                               Steel Corp. (makes
                                                         the Federal Republic of                              and finishes steel
                                                         Germany (from 1985 to                                products). He is also
                                                         1989). From 1991 to                                  a director or trustee
                                                         1994, he served as a                                 of funds in the
                                                         partner of McKinsey &                                Scudder Mutual
                                                         Company (management                                  Funds Family
                                                         consulting firm).                                    (consisting of 47
                                                                                                              portfolios).

Meyer Feldberg; 60              Director   Since 1992    Mr. Feldberg is Dean        Dean Feldberg is a       Dean Feldberg is
Columbia University                                      and Professor of            director or trustee of   also a director of
101 Uris Hall                                            Management of the           34 investment            Primedia Inc.
New York, New York 10027                                 Graduate School of          companies                (publishing),
                                                         Business, Columbia          (consisting of 55        Federated
                                                         University. Prior to        portfolios) for which    Department Stores,
                                                         1989, he was president      UBS Global AM or         Inc. (operator of
                                                         of the Illinois Institute   one of its affiliates    department stores),
                                                         of Technology.              serves as investment     Revlon, Inc.
                                                                                     advisor, sub-advisor     (cosmetics), Select
                                                                                     or manager.              Medical Inc.
                                                                                                              (healthcare services)
                                                                                                              and SAPPI, Ltd.
                                                                                                              (producer of paper).


                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN FUND
                               POSITION(S)    LENGTH OF           PRINCIPAL                   COMPLEX                  OTHER
                                HELD WITH       TIME            OCCUPATION(S)                OVERSEEN              DIRECTORSHIPS
     NAME, ADDRESS, AND AGE        FUND        SERVED        DURING PAST 5 YEARS            BY NOMINEE            HELD BY NOMINEE
----------------------------- ------------- ------------ --------------------------- ------------------------ ----------------------
George W. Gowen; 73              Director   Since 1992   Mr. Gowen is a partner      Mr. Gowen is a           None
666 Third Avenue                                         in the law firm of          director or trustee of
New York, New York 10017                                 Dunnington,                 34 investment
                                                         Bartholow & Miller.         companies
                                                         Prior to May 1994, he       (consisting of 55
                                                         was a partner in the law    portfolios) for which
                                                         firm of Fryer, Ross &       UBS Global AM or
                                                         Gowen.                      one of its affiliates
                                                                                     serves as investment
                                                                                     advisor, sub-advisor
                                                                                     or manager.

William W. Hewitt, Jr.**; 74     Director   Since 2001   Mr. Hewitt is retired.      Mr. Hewitt is a          Mr. Hewitt is also a
c/o UBS Global Asset                                     From 1990 to January        director or trustee of   director or trustee of
Management (US) Inc.                                     1995, Mr. Hewitt served     20 investment            Guardian Life
51 West 52nd Street                                      as a director or trustee    companies                Insurance Company
New York, New York 10019-6114                            on the boards of the        (consisting of 41        Mutual Funds
                                                         Kidder, Peabody & Co.       portfolios) for which    (consisting of 19
                                                         Incorporated mutual         UBS Global AM or         portfolios).
                                                         funds. From 1986 to         one of its affiliates
                                                         1988, he was an             serves as investment
                                                         executive vice president    advisor, sub-advisor
                                                         and director of mutual      or manager.
                                                         funds, insurance and
                                                         trust services of
                                                         Shearson Lehman
                                                         Brothers Inc. From
                                                         1976 to 1986, he was
                                                         president of Merrill
                                                         Lynch Funds
                                                         Distributor, Inc.

Morton L. Janklow; 72            Director   Since 2001   Mr. Janklow is senior       Mr. Janklow is a         None
445 Park Avenue                                          partner of Janklow &        director or trustee of
New York, New York 10022                                 Nesbit Associates, an       20 investment
                                                         international literary      companies
                                                         agency representing         (consisting of 41
                                                         leading authors in their    portfolios) for which
                                                         relationships with          UBS Global AM or
                                                         publishers and motion       one of its affiliates
                                                         picture, television and     serves as investment
                                                         multi-media companies,      advisor, sub-advisor
                                                         and of counsel to the       or manager.
                                                         law firm of Janklow &
                                                         Ashley.


                                                                                          NUMBER OF
                                                                                     PORTFOLIOS IN FUND
                               POSITION(S)    LENGTH OF        PRINCIPAL                   COMPLEX                     OTHER
                                HELD WITH       TIME            OCCUPATION(S)              OVERSEEN                DIRECTORSHIPS
     NAME, ADDRESS, AND AGE        FUND        SERVED        DURING PAST 5 YEARS          BY NOMINEE              HELD BY NOMINEE
----------------------------- ------------- ------------ --------------------------  ------------------------ ----------------------
Frederic V. Malek; 66            Director   Since 1992   Mr. Malek is chairman       Mr. Malek is a           Mr. Malek is also a
1455 Pennsylvania Avenue,                                of Thayer Capital           director or trustee of   director of Aegis
N.W. Suite 350                                           Partners (merchant          20 investment            Communications,
Washington, D.C. 20004                                   bank) and chairman of       companies                Inc. (tele-services),
                                                         Thayer Hotel Investors      (consisting of 41        American
                                                         III, Thayer Hotel           portfolios) for which    Management
                                                         Investors II and            UBS Global AM or         Systems, Inc.
                                                         Lodging Opportunities       one of its affiliates    (management
                                                         Fund (hotel investment      serves as investment     consulting and
                                                         partnerships). From         advisor, sub-advisor     computer related
                                                         January 1992 to             or manager.              services), Automatic
                                                         November 1992, he was                                Data Processing, Inc.
                                                         campaign manager of                                  (computing services),
                                                         Bush-Quayle '92. From                                CB Richard Ellis,
                                                         1990 to 1992, he was                                 Inc. (real estate
                                                         vice chairman and, from                              services), Federal
                                                         1989 to 1990, he was                                 National Mortgage
                                                         president of Northwest                               Association, FPI
                                                         Airlines Inc. and                                    Group, Inc. (electric
                                                         NWA Inc. (holding                                    services), Manor
                                                         company of Northwest                                 Care, Inc. (health
                                                         Airlines Inc.). Prior to                             care), and Northwest
                                                         1989, he was employed                                Airlines Inc.
                                                         by the Marriott
                                                         Corporation (hotels,
                                                         restaurants, airline
                                                         catering and contract
                                                         feeding), where he most
                                                         recently was an
                                                         executive vice president
                                                         and president of
                                                         Marriott Hotels and
                                                         Resorts.

Carl W. Schafer; 67              Director   Since 1996   Mr. Schafer is president    Mr. Schafer is a         Mr. Schafer is also a
66 Witherspoon Street                                    of the Atlantic             director or trustee of   director of Labor
#1100                                                    Foundation (charitable      20 investment            Ready, Inc.
Princeton, NJ 08542                                      foundation). Prior to       companies                (temporary
                                                         January 1993, he was        (consisting of 41        employment),
                                                         chairman of the             portfolios) for which    Roadway Corp.
                                                         Investment Advisory         UBS Global AM or         (trucking), Guardian
                                                         Committee of the            one of its affiliates    Life Insurance
                                                         Howard Hughes               serves as investment     Company Mutual
                                                         Medical Institute.          advisor, sub-advisor     Funds (consisting of
                                                                                     or manager.              19 portfolios), the
                                                                                                              Harding, Loevner
                                                                                                              Funds (consisting of
                                                                                                              four portfolios),
                                                                                                              E.I.I. Realty
                                                                                                              Securities Trust
                                                                                                              (investment
                                                                                                              company) and
                                                                                                              Frontier Oil
                                                                                                              Corporation.




                                                                                            NUMBER OF
                                                                                        PORTFOLIOS IN FUND
                               POSITION(S)    LENGTH OF           PRINCIPAL                  COMPLEX                OTHER
                                HELD WITH       TIME            OCCUPATION(S)                OVERSEEN           DIRECTORSHIPS
   NAME, ADDRESS, AND AGE          FUND        SERVED        DURING PAST 5 YEARS            BY NOMINEE         HELD BY NOMINEE
----------------------------  ------------- ------------ --------------------------  -----------------------  ----------------
William D. White; 69             Director   Since 2001   Mr. White is retired.       Mr. White is a           None
P.O. Box 199                                             From February 1989          director or trustee of
Upper Black Eddy, PA 18972                               through March 1994, he      20 investment
                                                         was president of the        companies
                                                         National League of          (consisting of 41
                                                         Professional Baseball       portfolios) for which
                                                         Clubs. Prior to 1989, he    UBS Global AM or
                                                         was a television            one of its affiliates
                                                         sportscaster for            serves as investment
                                                         WPIX-TV, New York.          advisor, sub-advisor
                                                         Mr. White served on the     or manager.
                                                         Board of Directors of
                                                         Centel from 1989 to
                                                         1993 and until recently
                                                         on the board of
                                                         directors of Jefferson
                                                         Banks Incorporated,
                                                         Philadelphia, PA.

----------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

**  Address for mailing purposes only.

+ Mrs. Alexander and Mr. Bewkes are "interested persons" of the Fund as defined in the 1940 Act by virtue of their positions with UBS Global AM and/or any of its affiliates.

              INFORMATION ABOUT NOMINEE OWNERSHIP OF FUND SHARES




                                                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                                    DOLLAR RANGE        REGISTERED INVESTMENT COMPANIES OVERSEEN BY
                                      OF EQUITY            NOMINEE FOR WHICH UBS GLOBAL AM OR AN
                                     SECURITIES           AFFILIATE SERVES AS INVESTMENT ADVISOR,
             NOMINEE                  IN FUND+                    SUB-ADVISOR OR MANAGER+
--------------------------------   --------------   ---------------------------------------------------
INTERESTED DIRECTORS:
Margo N. Alexander .............        None                           Over $100,000
E. Garrett Bewkes, Jr. .........        None                           Over $100,000

INDEPENDENT DIRECTORS:
Richard Q. Armstrong ...........        None                           Over $100,000
David J. Beaubien ..............        None                           Over $100,000
Richard R. Burt ................        None                          $10,001-$50,000
Meyer Feldberg .................        None                           Over $100,000
George W. Gowen ................        None                           Over $100,000
William W. Hewitt, Jr. .........        None                               None
Morton L. Janklow ..............        None                         $50,001-$100,000
Frederic V. Malek ..............        None                         $50,001-$100,000
Carl W. Schafer ................        None                           Over $100,000
William D. White ...............        None                          $10,001-$50,000

----------
+ Information regarding ownership of shares of the Fund is as of December 31, 2002; information regarding ownership of shares in all registered investment companies overseen by nominee for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager is as of December 31, 2002.


     As of December 31, 2002, the Independent Directors did not own any securities issued by UBS Global AM or any company controlling, controlled by or under common control with UBS Global AM.


     The board of directors of the Fund met seven times during the fiscal year ended November 30, 2002. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit and Contract Review Committee that acts pursuant to a written charter and is responsible for: (i) overseeing the Fund's accounting and financial reporting policies, practices and internal controls; and (ii) reviewing the performance by certain of the Fund's service providers of their contracts and arrangements with the fund. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit and Contract Review Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed the independent auditors' independence with them; and (d) based upon its review of the above, recommended to the board that the Fund's audited financial statements be included in the Fund's annual report to shareholders. The Audit and Contract Review Committee currently consists of Messrs. Armstrong, Beaubien, Burt, Feldberg, Gowen, Hewitt, Janklow, Malek, Schafer and White, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund and who are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit and Contract Review Committee is also a member of a similar committee established by the boards of certain other investment companies for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager. The Audit and Contract Review Committee met three times during the fiscal year ended November 30, 2002 and each member attended those meetings.

     The board has also established a Nominating Committee that acts pursuant to a written charter. The Nominating Committee is responsible for, among other things: selecting, evaluating and recommending to the board candidates to be nominated as additional Independent Directors of the Board; and reviewing the composition of the board and the compensation arrangements for each of the directors. The Nominating Committee currently consists of Messrs. Gowen, Janklow, Schafer and White. The Nominating Committee did not meet during the fiscal year ended November 30, 2002. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. George W. Gowen, care of the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114 and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae. The board does not have a standing compensation committee.

     Each Independent Director receives, in the aggregate from the UBS Global AM funds, an annual retainer of $50,000, and a $10,000 fee for each regular board meeting (and each in-person special board meeting) actually attended. Each such board member is also entitled to a $2,000 fee for each special telephonic meeting attended. The chairperson of the Audit and Contract Review Committee receives annually $12,500. The chairperson of the Nominating Committee receives annually $5,000. The foregoing fees will be allocated among all such funds (or each relevant fund in the case of a special meeting) pro rata based on the funds' relative net assets at the end of the calendar quarter preceding the date of payment. No officer, director or employee of UBS Global AM or one of its affiliates presently receives any compensation from the Fund for acting as a board member or officer.

     Each director who has attained the age of seventy-two (72) years will be subject to retirement on the later of (a) the last day of the month in which he or she attains such age or (b) June 30, 2003. It is currently anticipated that Messrs. Bewkes, Gowen, Hewitt and Janklow will step down from the board in June 2003. The table below includes certain information relating to the compensation of the Fund's directors.

                               COMPENSATION TABLE+




                                                                   TOTAL
                                                                COMPENSATION
                                                AGGREGATE         FROM THE
                                              COMPENSATION          FUND
                                                  FROM            AND THE
NAME OF PERSON, POSITION                        THE FUND*      FUND COMPLEX**
------------------------------------------   --------------   ---------------
Richard Q. Armstrong, Director ...........       $1,201           $111,125
David J. Beaubien, Director ..............       $1,201           $108,000
Richard R. Burt, Director ................       $1,201           $108,000
Meyer Feldberg, Director .................       $1,243           $210,250
George W. Gowen, Director ................       $1,218           $202,750
William W. Hewitt, Jr., Director .........       $1,227           $115,500
Morton L. Janklow, Director ..............       $1,201           $108,000
Frederic V. Malek, Director ..............       $1,201           $108,000
Carl W. Schafer, Director ................       $1,201           $108,000
William D. White, Director ...............       $1,201           $108,000

---------
+ Only Independent Directors are compensated by the funds for which UBS Global AM or an affiliate serves as investment advisor, sub-advisor or manager; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation from the funds.

* Represents fees paid to each director during the fiscal year ended November 30, 2002.

** Represents fees paid during the calendar year ended December 31, 2002 to each board member by: (a) 29 investment companies in the case of Messrs. Armstrong, Burt, Malek and Schafer; (b) 41 investment companies in the case of Messrs. Feldberg and Gowen; and (c) 22 investment companies in the case of Messrs. Beaubien, Hewitt, Janklow and White for which UBS Global AM or one of its affiliates served as investment advisor, sub-advisor or manager. No fund within the UBS fund complex has a bonus, pension, profit sharing or retirement plan.


                   INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Fund's financial statements for the fiscal year ended November 30, 2002, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Fund's federal and state annual income tax returns and provides certain non-audit services. The Audit and Contract Review Committee has considered whether the provision of those non-audit services is compatible with maintaining Ernst & Young's independence. The board of directors of the Fund has selected Ernst & Young as the independent auditors for the Fund for the fiscal year ended November 30, 2003. Ernst & Young has been the Fund's independent auditors since the Fund's inception in October 1992. Ernst & Young has informed the Fund that it has no material direct or indirect financial interest in the Fund.

     Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


AUDIT FEES

     The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Fund's annual financial statements for the most recent fiscal year and the review of the financial statements included in the Fund's reports to shareholders are approximately $37,000.


FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     There were no fees billed by Ernst & Young for the most recent fiscal year for professional services rendered for financial information systems design and implementation services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.


ALL OTHER FEES

     There were approximately $107,600 in fees billed by Ernst & Young for the most recent fiscal year for other services provided to the Fund, UBS Global AM and entities that control, are controlled by or are under common control with UBS Global AM that provide services to the Fund.


                               EXECUTIVE OFFICERS

     Officers of the Fund are appointed by the Directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund are:

                                                                   PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                            POSITION(S) HELD    LENGTH OF              NUMBER OF PORTFOLIOS IN FUND COMPLEX
  NAME, ADDRESS, AND AGE      WITH THE FUND    TIME SERVED              FOR WHICH PERSON SERVES AS OFFICER
-------------------------- ------------------ ------------- ---------------------------------------------------------
Thomas Disbrow*; 36          Vice President   Since 2000    Mr. Disbrow is a director and a senior manager of
                              and Assistant                 the mutual fund finance department of UBS Global
                                Treasurer                   AM. Prior to November 1999, he was a vice president
                                                            of Zweig/Glaser Advisers. Mr. Disbrow is a vice
                                                            president and assistant treasurer of 20 investment
                                                            companies (consisting of 41 portfolios) and assistant
                                                            treasurer of one investment company (consisting of
                                                            two portfolios) for which UBS Global AM or one of
                                                            its affiliates serves as investment advisor, sub-advisor
                                                            or manager.

Amy R. Doberman*; 40         Vice President   Since 2000    Ms. Doberman is a managing director and general
                              and Secretary                 counsel of UBS Global AM. From December 1997
                                                            through July 2000, she was general counsel of Aeltus
                                                            Investment Management, Inc. Prior to working at
                                                            Aeltus, Ms. Doberman was assistant chief counsel of
                                                            the SEC's Division of Investment Management.
                                                            Ms. Doberman is vice president and assistant
                                                            secretary of UBS Supplementary Trust and four
                                                            investment companies (consisting of 42 portfolios)
                                                            and vice president and secretary of 20 investment
                                                            companies (consisting of 41 portfolios) for which
                                                            UBS Global AM or one of its affiliates serves as
                                                            investment advisor, sub-advisor or manager.

David M. Goldenberg*; 36     Vice President   Since 2002    Mr. Goldenberg is an executive director and deputy
                              and Assistant                 general counsel of UBS Global AM. From 2000-
                                Secretary                   2002 he was director, legal affairs at Lazard Asset
                                                            Management. Mr. Goldenberg was global director of
                                                            compliance for SSB Citi Asset Management Group
                                                            from 1998-2000. He was associate general counsel at
                                                            Smith Barney Asset Management from 1996-1998.
                                                            Prior to working at Smith Barney Asset Management,
                                                            Mr. Goldenberg was branch chief and senior counsel
                                                            in the SEC's Division of Investment Management.
                                                            Mr. Goldenberg is vice president and secretary of
                                                            UBS Supplementary Trust and four investment
                                                            companies (consisting of 42 portfolios); and a vice
                                                            president and assistant secretary of 20 investment
                                                            companies (consisting of 41 portfolios) for which
                                                            UBS Global AM, or one of its affiliates serves as
                                                            investment advisor, sub-advisor or manager.


                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF             NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED             FOR WHICH PERSON SERVES AS OFFICER
------------------------ ------------------ ------------- --------------------------------------------------------
Kevin J. Mahoney*; 37      Vice President   Since 1999    Mr. Mahoney is a director and a senior manager of
                            and Assistant                 the mutual fund finance department of UBS Global
                              Treasurer                   AM. Prior to April 1999, he was the manager of the
                                                          mutual fund internal control group of Salomon
                                                          Smith Barney. Mr. Mahoney is a vice president and
                                                          assistant treasurer of 20 investment companies
                                                          (consisting of 41 portfolios) for which UBS Global
                                                          AM or one of its affiliates serves as investment
                                                          advisor, sub-advisor or manager.

John Penicook**; 44        Vice President   Since 2002    Mr. Penicook is a managing director and global head
                                                          of fixed income of UBS Global (Americas) Inc.
                                                          ("UBS Global AM (Americas)") and UBS Global
                                                          AM. Mr. Penicook is a vice president of three
                                                          investment companies (consisting of three portfolios)
                                                          for which UBS Global AM or one of its affiliates
                                                          serves as investment advisor, sub-advisor or manager.

Paul H. Schubert*; 40      Vice President   Since 1994    Mr. Schubert is an executive director and head of
                            and Treasurer                 the mutual fund finance department of UBS Global
                                                          AM. Mr. Schubert is treasurer and principal
                                                          accounting officer of UBS Supplementary Trust and
                                                          of two investment companies (consisting of 38
                                                          portfolios), a vice president and treasurer of
                                                          20 investment companies (consisting of 41 portfolios),
                                                          treasurer and chief financial officer of one investment
                                                          company (consisting of two portfolios) and treasurer
                                                          of one investment company (consisting of two
                                                          portfolios) for which UBS Global AM or one of its
                                                          affiliates serves as investment advisor, sub-advisor or
                                                          manager.




                                                                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS;
                          POSITION(S) HELD    LENGTH OF             NUMBER OF PORTFOLIOS IN FUND COMPLEX
 NAME, ADDRESS, AND AGE     WITH THE FUND    TIME SERVED             FOR WHICH PERSON SERVES AS OFFICER
------------------------ ------------------ ------------- -------------------------------------------------------
Brian M. Storms*; 48     President          Since 2000    Mr. Storms is chief executive officer (since July
                                                          2002), director and president of UBS Global AM
                                                          (since March 1999). He is also chief executive officer
                                                          (since July 2002), a member of the board of directors
                                                          and president of UBS Global AM (Americas) and
                                                          UBS Global Asset Management (New York) Inc.
                                                          ("UBS Global AM (New York)") (since October 2001).
                                                          Mr. Storms was chief executive officer of UBS
                                                          Global AM from October 2000 to September 2001
                                                          and chief operating officer (2001-2002). He was
                                                          chief operating officer of UBS Global AM (Americas)
                                                          and UBS Global AM (New York) from September
                                                          2001 to July 2002. He was a director or trustee of
                                                          several investment companies in the UBS Family of
                                                          Funds (1999-2001). He was president of Prudential
                                                          Investments (1996-1999). Prior to joining Prudential
                                                          Investments he was a managing director at Fidelity
                                                          Investments. Mr. Storms is president and trustee of
                                                          UBS Supplementary Trust and of three investment
                                                          companies (consisting of 40 portfolios) and president
                                                          of 20 investment companies (consisting of 41
                                                          portfolios) and trustee and chairman of one
                                                          investment company (consisting of two portfolios)
                                                          for which UBS Global AM or one of its affiliates
                                                          serves as investment advisor, sub-advisor or manager.

Stuart Waugh*; 47          Vice President   Since 1992    Mr. Waugh is an executive director and a portfolio
                                                          manager of UBS Global AM responsible for global
                                                          fixed income investments and currency trading.
                                                          Mr. Waugh is a vice president of two investment
                                                          companies (consisting of two portfolios) for which
                                                          UBS Global AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or manager.

Keith A. Weller*; 41       Vice President   Since 1995    Mr. Weller is a director and senior associate general
                           and Assistant                  counsel of UBS Global AM. Mr. Weller is a vice
                             Secretary                    president and assistant secretary of 20 investment
                                                          companies (consisting of 41 portfolios) for which
                                                          UBS Global AM or one of its affiliates serves as
                                                          investment advisor, sub-advisor or manager.

---------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.


** This person's business address is One North Wacker Drive, Chicago, Illinois 60606

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Mr Penicook. This delayed report did not involve any transaction in the Fund's common stock but rather related to his election as an officer. The Fund is not aware of any outstanding report required to be filed by any board member.


                              SHAREHOLDER PROPOSALS

    Any shareholder who wishes to submit proposals to be considered at the Fund's 2004 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than October 3, 2003 and must satisfy other requirements of the federal securities laws.


                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                            By order of the board of directors,




                                            AMY R. DOBERMAN
                                            Secretary

January 31, 2003







        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.

                                                                      EXHIBIT A


                   AUDIT AND CONTRACT REVIEW COMMITTEE CHARTER


ESTABLISHMENT AND PURPOSE

    The Audit and Contract Review Committee (the "Committee") of the Boards of Trustees and Boards of Directors (each, a "Board" and collectively, the "Boards") of the funds for which UBS Global Asset Management (US) Inc. ("UBS Global AM") serves as investment adviser or investment manager (each, a "Fund" and collectively, the "Funds") is hereby established on this the 12th day of September, 2001. The two primary purposes of the Committee are to oversee the Funds' accounting and financial reporting policies, practices and internal controls as required by the Investment Company Act of 1940, as amended (the "Act") and, for those Funds organized as closed-end investment management companies, the rules of the New York Stock Exchange, Inc. or other relevant securities exchange, if any, on which shares of the Fund are listed, and to review the performance by certain service providers of their contracts and arrangements with the Funds as required by the Act.

    In connection with the oversight of each Fund's accounting and financial reporting policies, practices and internal controls, the Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and each Fund's financial statements, act as a liaison between the Boards and each Fund's independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have unrestricted access to the Boards' Trustees and Directors, the independent auditors, Fund officers, and the senior management of UBS Global AM.

    With respect to its contract review function, the Committee will consider the performance of the Funds' investment advisor or investment manager (as appropriate) and administrator, sub-advisors, distributor and all other service providers. The Committee will determine whether compensation paid by the Funds pursuant to their contracts and arrangements is reasonable and appropriate in light of the nature and quality of the services rendered. In performing its duties, the Committee shall have unrestricted access to the Funds' Trustees and Directors, the officers of the Funds and senior management of each service provider.


COMPOSITION

    The Committee shall be composed of all the independent Trustees/Directors of the Funds. The Boards shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve for an initial interim term of one year and, thereafter, for successive terms of three years.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A.


MEETINGS

    The Committee shall meet on a regular basis, but not less frequently than annually. An agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairperson may invite the Funds' officers and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds' officers and other parties.

    A majority of the Committee's members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.

REPORTING

     The Chairperson shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.


DUTIES AND RESPONSIBILITIES

    As a general rule, the Funds' independent auditors are ultimately accountable to the applicable Board and the Committee, and the Committee and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:


AUDIT OVERSIGHT

    o Recommend to the Board the selection of an independent public accounting firm.

    o Review the scope of the Fund's proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

    o Ensure that the independent auditors submit on a periodic basis to the Committee a formal written statement delineating all relationships of the auditors consistent with Independence Standards Board Standard No. 1.

    o Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

    o Recommend to the Board appropriate actions in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the auditors.

    o Discuss with management the performance of the independent auditors, management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

    o Review and discuss with the independent auditors and management the Fund's annual report to shareholders and significant accounting policies underlying the report and its presentation to the public.

    o Discuss with the Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

    o Discuss with the Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

    o Review with the independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

    o As necessary, review with the independent auditors and management any "illegal acts," as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on the Fund's financial statements.

    o Make recommendations to the Board, based on the Committee's review and discussions with the Fund's independent auditors and management, with respect to the Fund's financial statements as to whether the financial statements should be included in the Fund's annual report for the previous fiscal year.

    o With respect to each Fund, obtain from management a representation that the Fund's principal executive officer and principal financial officer will provide the certification relating to financial statements required to accompany SEC filings on Form N-SAR (or on any superseding form adopted by the SEC). If either the principal executive officer or the principal financial officer cannot provide such a representation, the Committee will obtain a full report as to the reasons therefore and based on that report, take such actions as it deems necessary or appropriate.

    o Discuss with management any complaints regarding accounting, internal accounting controls, or auditing matters affecting the Fund that are brought to the attention of the Fund's principal executive officer, principal financial officer or secretary and all significant deficiencies in the design or operation of internal controls and any related incidence of fraud, whether or not material.


CONTRACT REVIEW

    o Request such information as is deemed relevant by the Committee regarding the performance of each of the contracts and arrangements required to be reviewed and approved by the Board.

    o Review all information and data provided by the service providers in connection with their performance of these contracts and arrangements.

    o Meet with such representatives of the service providers as the Committee deems necessary.

    o Make recommendations to the Board concerning the initial approval and/or continuation of each of the proposed contracts and arrangements and the reasonableness and appropriateness of the proposed fees.

    o Consider such other matters as the Committee may deem appropriate in carrying out the above responsibilities and any other matters that may be assigned to it by the Board.


OTHER

    o  Review with the Fund's investment manager and sub-advisors:

       (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

       (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.


LIMITS ON COMMITTEE LIABILITY

    The Audit and Contract Review Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the audit committee's policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.


AMENDMENTS

    This charter may be amended by a vote of a majority of the Committee members.

                                                                     APPENDIX A


INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

    o A Director/Trustee who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director/Trustee could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

    o A Director/Trustee: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors/Trustees of that Fund determines in its business judgment that the relationship does not interfere with the Director's/Trustee's exercise of independent judgment. In making a determination regarding the independence of a Director/Trustee pursuant to this paragraph, the Board of Directors/Trustees of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director/Trustee, and, if applicable, to the organization with which the Director/Trustee is affiliated.

       "Business relationship" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director/Trustee can have this relationship directly with the Fund, or the Director/Trustee can be a partner, officer or employee of an organization that has such a relationship. The Director/Trustee may serve on the Committee without the above-referenced Board of Directors'/ Trustees' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director/Trustee is affiliated and the Fund, (b) the relationship between the Director/Trustee and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director/Trustee and the Fund.

    o A Director/Trustee who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

    o A Director/Trustee who is an "Immediate Family" member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.


EXCEPTIONS

    One Independent Director/Trustee who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors/Trustees of the UBS Global AM Funds, under exceptional and limited circumstances, determine that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be "financially literate". A member of the Committee will be deemed to be "financially literate" if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.


FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of the Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

----------------------------------
STRATEGIC GLOBAL INCOME FUND, INC.
----------------------------------

PROXY STATEMENT

                                                               -----------------
                                                                STRATEGIC GLOBAL
                                                               INCOME FUND, INC.
                                                               -----------------


                                                    ----------------------------
                                                    NOTICE OF
                                                    ANNUAL MEETING TO BE HELD ON
                                                    MARCH 20, 2003
                                                    AND
                                                    PROXY STATEMENT
                                                    ----------------------------

  [4989 - STRATEGIC GLOBAL INCOME FUND, INC.] [FILE NAME: ZSG152.ELX][VERSION -
                        (1)] [01/27/03] [ORIG. 01/27/03]
                                                                          ZSGI52
            DETACH HERE IF YOU ARE RETURING YOUR PROXY CARD BY MAIL

                                                                    COMMON STOCK
                                                                       PROXY

                       STRATEGIC GLOBAL INCOME FUND, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - MARCH 20, 2003


     The undersigned hereby appoints as proxies Keith A. Weller and Marissa Duran-Cruz and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRATEGIC GLOBAL INCOME FUND, INC.

                             YOUR VOTE IS IMPORTANT

     Please date and sign this proxy on the reverse side and return it in the enclosed envelope to PFPC Inc., P.O. Box 8586, Edison, NJ 08818-9452. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.



-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
     SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE           SIDE
-------------                                                      -------------

STRATEGIC GLOBAL
INCOME FUND, INC.
C/O PFPC, INC.
P.O BOX 8586
EDISON, NJ 08818-9452





  [4989 - STRATEGIC GLOBAL INCOME FUND, INC.] [FILE NAME: ZSG151.ELX][VERSION -
                        (5)] [01/30/03] [ORIG. 01/27/03]
                                                                          ZSGI51
            DETACH HERE IF YOU ARE RETURING YOUR PROXY CARD BY MAIL


     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"

1. To elect as directors:

   NOMINEES: (01) Margo N. Alexander, (02) Richard Q. Armstrong,
             (03) David J. Beaubien, (04) E. Garrett Bewkes, Jr.,
             (05) Richard R. Burt, (06) Meyer Feldberg, (07) George W. Gowen,
             (08) William W. Hewitt, Jr., (09) Morton L. Janklow,
             (10) Frederic V. Malek, (11) Carl W. Schafer and
             (12) William D. White.

                  FOR   [ ]      [ ] WITHHOLD
                  ALL                FROM ALL
               NOMINEES              NOMINEES

        [ ]
            --------------------------------------
            For all nominees except as written above


   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT         [ ]

   This proxy will not be voted unless it is dated and signed exactly as instructed below:

   If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:
   "ABC Corp., John Doe, Treasurer."

   Sign exactly as name appears hereon.

Signature:
(if held jointly)                Date:      Signature:               Date:
                 ----------------     ------          ---------------     ------